Goodwill and intangible assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets
Goodwill and intangible assets
Goodwill
The changes in the carrying amount of goodwill from January 1, 2014 to December 31, 2015, were as follows (in thousands):

	Drilling & Subsea		Completions		Production & Infrastructure		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Goodwill Balance at January 1, net	$472,891	$495,270	$307,448	$288,564	$18,142	$18,484	$798,481	$802,318
Acquisitions, net of dispositions	—	(3,655)	13,977	20,573	—	—	13,977	16,918
Impairment	(123,200)	—	—	—	—	—	(123,200)	—
Impact of non-U.S. local currency translation	(15,096)	(18,724)	(4,511)	(1,689)	(615)	(342)	(20,222)	(20,755)
Goodwill Balance at December 31, net	$334,595	$472,891	$316,914	$307,448	$17,527	$18,142	$669,036	$798,481

Goodwill and intangible assets with indefinite lives are assessed for impairment annually or whenever an event indicating impairment may have occurred. During the year ended December 31, 2015, the Company elected to change the date of the Company's annual assessments of goodwill and indefinite lived intangible assets impairment from December 31 to October 1. This is a change in method of applying an accounting principle, which management believes is a preferable alternative as it better aligns the timing of the assessment with our planning and forecasting process and alleviates constraints on accounting resources during our annual reporting process. The change in the assessment date does not delay, accelerate, or avoid a potential impairment charge.
At October 1, 2015, the Company performed its annual impairment test on each of the reporting units and concluded that there had been no impairment because the estimated fair values of each of those reporting units exceeded its carrying value. Relevant events and circumstances which could have a negative impact on goodwill include: macroeconomic conditions; industry and market conditions, such as commodity prices; operating cost factors; overall financial performance; the impact of dispositions and acquisitions; and other entity-specific events. Further declines in commodity prices or sustained lower valuation for the Company's common stock could indicate a reduction in the estimate of reporting unit fair value which, in turn, could lead to an impairment of reporting unit goodwill.
After October 1, 2015, the Company continued to monitor events and circumstances which could have a negative impact on estimates of reporting unit fair value. Commodity prices have remained at low levels and the active rig count has continued to decline resulting in a significant decline in the Company’s market capitalization. While the Company incorporated a downturn into its forecasts in this October 1 annual test, several factors occurred late in the fourth quarter of 2015 that indicated an occurrence of further declines in market activity.  These factors include: 1) the Organization of Petroleum Exporting Countries confirmed that its members would not reduce production even in the face of low commodity prices and excess global oil supply; 2) oil prices declined further; 3) a consensus expectation developed that oil prices would stay lower for longer than previously expected; 4) exploration and production companies significantly decreased their budgets as the demand for oil and gas was lower and production was significantly less economical for them; and 5) macroeconomic concerns developed regarding a slowdown in the global economy. Due to this further deterioration of market conditions for our products, the Company performed an impairment test on all six reporting units. The Company identified and recorded an impairment charge of $123.2 million for its Subsea reporting unit for the year ended December 31, 2015. If these market conditions continue to exist, the Company may have additional impairment charges in its reporting units in the future. Following the impairment charge, at December 31, 2015, our Subsea reporting unit has a remaining balance of $73 million in goodwill. Further declines in commodity prices or sustained lower valuation for the Company's common stock could indicate a reduction in the estimate of reporting unit fair value which, in turn, could lead to an additional impairment charges associated with goodwill.
The fair values were determined using the net present value of the expected future cash flows for each reporting unit. During the Company’s goodwill impairment analysis, the Company determines the fair value of each of its reporting units as a whole using a discounted cash flow analysis, which requires significant assumptions and estimates about the future operations of each reporting unit. The assumptions about future cash flows and growth rates are based on our current budget for 2016 and for future periods, as well as our strategic plans and management’s beliefs about future activity levels. The discount rate we used for future periods could change substantially if the cost of debt or equity were to significantly increase or decrease, or if we were to choose different comparable companies in determining the appropriate discount rate for our reporting units. Forecasted cash flows in future periods were estimated using a terminal value calculation, which considered long-term earnings growth rates. Accumulated impairment losses on goodwill were $168.8 million and $45.6 million as of December 31, 2015, and 2014. There was no impairment of goodwill during the years ended December 31, 2014 and 2013.
Intangible assets
At December 31, 2015 and 2014, intangible assets consisted of the following, respectively (in thousands):

	December 31, 2015
	Gross carrying amount	Accumulated amortization	Net amortizable intangibles	Amortization period (in years)
Customer relationships	$280,297	$(101,636)	$178,661	4-15
Patents and technology	34,140	(10,264)	23,876	5-17
Non-compete agreements	7,269	(6,292)	977	3-6
Trade names	45,446	(15,890)	29,556	10-15
Distributor relationships	22,160	(13,810)	8,350	8-15
Trademark	5,230	—	5,230	Indefinite
Intangible Assets Total	$394,542	$(147,892)	$246,650

	December 31, 2014
	Gross carrying amount	Accumulated amortization	Net amortizable intangibles	Amortization period (in years)
Customer relationships	$284,120	$(84,947)	$199,173	4-15
Patents and technology	31,069	(8,074)	22,995	5-17
Non-compete agreements	7,086	(5,761)	1,325	3-6
Trade names	48,149	(14,747)	33,402	10-15
Distributor relationships	22,160	(12,546)	9,614	8-15
Trademark	5,230	—	5,230	Indefinite
Intangible Assets Total	$397,814	$(126,075)	$271,739

Intangible assets with definite lives are tested for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. During the year ended December 31, 2015, an impairment loss of $1.9 million was recorded on certain intangible assets within the Drilling and Subsea segment. The impaired intangible assets included trade names that were no longer in use and is recorded under "Impairment of intangible assets and goodwill" in the consolidated statement of comprehensive income (loss). No indicators of intangible asset impairment occurred during the years ended December 31, 2014 and 2013.
Amortization expense was $27.3 million, $27.7 million and $24.4 million for the years ended December 31, 2015, 2014 and 2013, respectively. The total weighted average amortization period is 14 years and the estimated future amortization expense for the next five years is as follows (in thousands):

Year ending December 31,
2016	$26,993
2017	26,647
2018	26,566
2019	26,324
2020	24,295